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                                                                   EXHIBIT 10.19
                             EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made this 8/th/ day of September, 1997, by and between James Abramowitz, D.D.S. (the "Executive"), and Birner Dental Management Services, Inc., a Colorado corporation (the "Company").

                              W I T N E S S E T H:
                              --------------------
     WHEREAS, the Executive desires to provide his services to the Company and the Company desires to employ the Executive upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and agreements contained herein, and intending to be legally bound, the parties hereby agree as follows:

     1. Employment and Term.
        -------------------

     The Company will employ the Executive, and the Executive hereby accepts employment with the Company, for an initial term commencing on the date hereof, and continuing for a period of one (1) year until and including the same month and day in 1998 (the "Initial Term"), unless such employment is earlier terminated as provided herein. After expiration of the Initial Term, Executive's employment under this Agreement shall continue until terminated as provided herein.

     2. Duties.
        ------

     The Executive shall serve in the capacity of Colorado Dental Director. During the term of his employment hereunder, the Executive shall devote not less than thirty (30) hours per week to the performance of his duties for the Company. The Executive's duties shall include but not be limited to, assisting with the smooth transition and integration of the current Gentle Dental offices with the Company's dental office network, dentist education and training, staff education and training, overseeing the performance of certain dental offices in the Company's network and consultation with the Company's management on strategy.

     3. Compensation.
        ------------

     The Company shall pay the Executive, and the Executive shall accept, as full compensation for all services rendered hereunder, a salary (the "Salary") and the other compensation and benefits provided hereunder. The Executive's Salary effective the date his employment commences with the Company shall be at an annual rate of One Hundred Thousand Dollars ($100,000), payable in approximately equal installments at such intervals as are consistent with the Company's pay periods for salaried executive employees.
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          (a)  Benefits.
               --------

               (i) The Executive shall be eligible to participate in retirement, group insurance, medical, dental, vacation and any other plans or programs of substantially similar character as are made generally available to executive employees of the Company which do not duplicate the benefits otherwise specifically provided in this Agreement. All such benefits are to be provided by the Company, subject to the terms of any welfare or pension plan sponsored by the Company.

               (ii) The Executive shall be eligible to participate in the Company's Employee Stock Option Plan (the "Plan"). Executive shall receive an option to purchase Twenty-five Thousand (25,000) shares at a price equal to the greater of the price at which the Company's common stock is sold in an initial public offering or $8.00 per share. Such options shall become eligible for exercise in equal amounts monthly over the twenty-four (24) months following the close of the grant and shall be upon the other terms and conditions of the Plan. If Executive is terminated without cause by the Company such option shall vest in full immediately.

               (iii) The Company shall reimburse the Executive for all expenses incurred by him in the performance of his duties pursuant to this Agreement.
               (iv) The Company shall pay the lease payments on the van currently leased by the Executive and the monthly charges for use of the car phone in such van during the time Executive is employed hereunder.

               (v) The Executive shall receive such other benefits and/or allowances as are permitted to him from time to time by the Company.

     4. Confidentiality.
        ---------------

     While employed by the Company under this Agreement and at all times thereafter, the Executive shall not, without the prior written consent of the Company, divulge to any third party or use for his own benefit or the benefit of any third party, or for any purpose other than the exclusive benefit of the Company, any confidential or proprietary business or technical information revealed, obtained or developed in the course of his employment with the Company or his duties performed for the Company or which is otherwise the property of the Company or any of its subsidiaries or affiliated companies; provided that, nothing contained herein shall restrict the Executive's use or disclosure of such information (i) in the proper course of conduct of the Company's business,
(ii) known generally to the public (other than that which he may have disclosed in breach of this Agreement) or (iii) as required by law so long as the Executive gives the Company prior notice of such required disclosure

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unless precluded from doing so by legal authority, or (iv) possessed by
Executive at the time of the execution of this Agreement.

     5. Covenant Not to Compete.
        -----------------------

     The Executive, while performing duties for the Company hereunder, and after termination of his employment by the Company for any reason, shall be subject to the terms of his agreement not to compete contained in Article VIII of the Agreement dated August 21, 1997 between the Company and Executive and Equity Resources Limited Partnership.

     6. Enforcement.
        -----------

        (a)  Injunctive Relief.  The parties recognize that, in the event
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of any breach by the Executive of any of the provisions of Section 4 or 5 hereof, the Company will suffer continuing and irreparable harm for which the Company will not have an adequate remedy at law. The Executive hereby waives any and all right to assert any claim or defense that the Company has an adequate remedy at law for any such breach. In recognition thereof, the Company and the Executive hereby agree that, in the event of any such breach, the Company will be entitled to seek injunctive relief or any other appropriate remedy to enforce such provisions. The parties further agree that this Section 6 shall not in any way limit remedies at law or in equity otherwise available to the Company. In the event the Company seeks injunctive relief and is unsuccessful on the merits, or terminates such action prior to entry of a judgment or other ruling on the merits, other than a termination of such action due to a settlement agreement between the Company and the Executive, the Company shall reimburse the Executive for his reasonable attorneys' fees.

        (b)  Arbitration.  In the event of any dispute between the parties
             -----------
under or relating to this Agreement or relating to the Executive's employment by the Company, such dispute shall be submitted to and settled by arbitration in the State of Colorado in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association then in effect, by an arbitrator or arbitrators selected in accordance with said rules. The arbitrator(s) shall have the right and authority to determine how their award or decision as to each issue and matter in dispute may be implemented or enforced. Any decision or award shall be final and conclusive on the parties; there shall be no appeal therefrom other than for claimed bias, fraud or misconduct by the arbitrator(s); judgment upon any award or decision may be entered in any court of competent jurisdiction in the State of Colorado or elsewhere; and the parties hereto consent to the application by any party in interest to any court of competent jurisdiction for confirmation or enforcement of such award. The party against whom a decision or award is made shall pay the fees of the American Arbitration Association. Notwithstanding the foregoing, the Company, at its sole option, shall be entitled to enforce its rights, as contemplated by Section 6(a) hereof, to injunctive and other equitable relief in

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the event of breach of Section 4 or 5 hereof by arbitration pursuant to this
Section 6(b) or directly in any court of competent jurisdiction.

       7. Termination of Employment.
          -------------------------

          (a)  Death.  The Executive's employment hereunder shall terminate
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in the event of the Executive's death.  Except for any salary and benefits accrued, vested and unpaid as of the date of any such termination and except for any benefits to which the Executive or his heirs or personal representatives may be entitled under and in accordance with the terms of any employee benefit plan, policy or program maintained by the Company, the Company shall be under no further obligation hereunder to the Executive or his heirs or personal representatives, and the Executive or his heirs and personal representatives no longer shall be entitled to receive any payments or any other rights or benefits under this Agreement.

          (b)  Disability.  The Company may terminate the Executive's
               ----------
employment hereunder for "Disability," if an independent physician mutually selected by the Executive or his representative and the Board of Directors or its designee has determined that the Executive has been substantially unable to render to the Company services of the character contemplated by Section 2 of this Agreement, by reason of a physical or mental illness or other condition continuing for more than one hundred and eighty (180) consecutive days or for shorter periods aggregating more than two hundred and twenty (220) days in any period of twelve (12) consecutive months (excluding in each case days on which the Executive was on vacation). In the event of such Disability, the Executive shall be entitled to receive any salary and benefits accrued, vested and unpaid as of the date of any such termination and any benefits to which the Executive may be entitled under and in accordance with the terms of any employee benefit plan, policy or program maintained by the Company. The Company shall be under no further obligation hereunder to the Executive, and the Executive no longer shall be entitled to receive any other payments, rights of benefits under this Agreement.

          (c)  Termination by the Company or the Executive.  The Company or
               -------------------------------------------
the Executive may terminate the Executive's employment hereunder at any time, provided that the terminating party has given the other party thirty (30) days' written notice of termination, termination being effective upon expiration of the notice period. In the event of such termination, the Executive shall be entitled to receive a severance benefit equal to the Salary at the rate in effect at the time of termination for one (1) month, and shall also be entitled to receive any salary, performance bonus, and benefits accrued, vested and unpaid as of the date of any such termination and to the continuation for the same one (1) month period of any benefits to which the Executive may be entitled under and in accordance with the terms of any employee benefit plan, policy or program maintained by the Company; and upon the Executive's receipt of such severance benefit, performance bonus, salary and benefits, the Company shall be under no

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further obligation hereunder to the Executive and the Executive no longer shall be entitled to receive any payment or any other rights or benefits under this Agreement.

     8. Place of Employment.
        -------------------

     The Company agrees that the principal location at which the Executive is to render his services hereunder will be in the State of Colorado, unless a modification is understood and agreed to in writing by Executive and Company.

     9. Withholding Taxes.
        -----------------

     Anything to the contrary herein notwithstanding, all payments required to be made hereunder by the Company to the Executive, or his estate or beneficiaries, shall be subject to the withholding of such amounts as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

     10. Survival.
         --------
     The Agreement shall survive any termination of the Executive's employment hereunder unless otherwise provided herein.

     11.  Miscellaneous.
          -------------

          (a)  Successors and Assigns.  The Company may assign this
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Agreement to, and only to, an entity which is owned more than fifty percent
(50%), directly or indirectly, by the Company, and any person or entity which acquires all or substantially all of the Company's business, provided such assignee agrees by a written agreement in form satisfactory to Executive to assume the Company's obligations hereunder, and subject to the foregoing, upon such assignment this Agreement shall inure to the benefit of and be binding upon such entity. This Agreement shall not be assignable by the Executive and shall inure to the benefit of and be binding upon him and his personal representative and other legal representatives.

          (b)  Notice.  Any notice or communication required or permitted
               ------
under this Agreement shall be made in writing or sent by certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

     If to the Executive:

          James Abramowitz, D.D.S.
          6091 South Moline Way
          Englewood, Colorado  80111-5836

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     If to the Company:

          Birner Dental Management Services, Inc.
          3801 East Florida Avenue
          Suite 208
          Denver, Colorado 80210

or to such other address as either party may from time to time duly specify by notice given to the other party in the manner specified above. Notice shall be deemed given when received by the other party, including by his or its agent.

          (c)  Entire Agreement:  Amendments.  This Agreement contains the
               -----------------------------
entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior discussions, agreements and understandings relating thereto between them. This Agreement may not be changed or modified, except by an agreement in writing executed by the Company, and by the Executive.

          (d)  Waiver.  The waiver of a breach of any term or provision of
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this Agreement shall not operate as or be construed to be a waiver of any other subsequent breach of this Agreement.

          (e)  Governing Law.  All questions concerning the construction,
               -------------
validity, enforcement and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Colorado applicable to contracts made and wholly to be performed in such state, without regard to choice of law principles.

          (f)  Severability.  In the event that any one or more of the
               ------------
provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable, in any respect, such invalidity or unenforceability shall not affect any other provision of this Agreement. Such invalid, illegal or unenforceable provision(s) shall be deemed modified to the extent necessary to make it (them) valid, legal and enforceable.

          (g)  Captions.  All captions and section headings used herein are
               --------
for convenient reference only and do not form a part of this Agreement.

          (h)  Counterparts.  This Agreement may be executed in
               ------------
counterparts, each of which shall constitute one and the same Agreement.

          (i)  Computation of Time.  In computing any period of time
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pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday. Likewise, if the period of time

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concludes on a Saturday, Sunday or legal holiday, the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

          (j)  Pronouns and Plurals.  All pronouns and variations thereof
               --------------------
shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                     BIRNER DENTAL MANAGEMENT SERVICES, INC.



                                     By:/s/ Fred Birner
                                        ----------------------------
                                     Name:  Fred Birner
                                            ------------------------
                                     Title: Chief Executive Officer
                                            ------------------------


                                     JAMES ABRAMOWITZ, D.D.S.


                                     /s/ James Abramowitz
                                     -------------------------------
                                     James Abramowitz, D.D.S.

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